UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2005

CHEMTURA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

199 Benson Road Middlebury, Connecticut 06749
(Address of principal executive offices)

(203) 573-2000
(Registrant’s telephone number, including area code)

CROMPTON CORPORATION
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On July 1, 2005, concurrent with the consummation of the Merger described below, Chemtura Corporation (formerly known as Crompton Corporation) (“Chemtura”) entered into a Credit Agreement (the “New Credit Agreement”) with certain lenders and Citibank, N.A., as administrative agent for such lenders.  The New Credit Agreement is a $600 million five year unsecured revolving credit facility, which includes a $300 million letter of credit subfacility.

The New Credit Agreement will be guaranteed by certain of Chemtura’s domestic subsidiaries (the “Subsidiary Guarantors”).  Although it is currently unsecured, during any time in which Chemtura’s non-credit enhanced long-term senior unsecured debt (“Public Debt Rating”) is rated BB or lower by Standard & Poor’s (“S&P”) or Ba2 or lower by Moody’s Investors Service, Inc. (“Moody’s”), Chemtura and the Subsidiary Guarantors are required to pledge all owned stock and other equity interests (limited to 66% of the voting stock of first-tier foreign subsidiaries).

Interest under the New Credit Agreement accrues at a rate per annum equal to, in the case of advances maintained as eurocurrency rate advances, the EURIBO Rate (as defined in the New Credit Agreement) plus a margin ranging from ..50% to 1.60%, and in the case of base rate advances, Base Rate (as defined in the New Credit Agreement) plus a margin ranging from 0% to .60%.  A facility fee is payable on unused commitments at a rate ranging from .125% to .40%.  The interest rate margins and facility fee are determined based on Chemtura’s Public Debt Rating.

The New Credit Agreement contains affirmative and negative covenants customary for a transaction of this type which, among other things, require Chemtura to meet certain financial tests, including a minimum interest coverage ratio and a maximum leverage ratio.  The New Credit Agreement also contains covenants which, among other things, limit Chemtura’s ability to: incur additional debt at subsidiaries which are not Subsidiary Guarantors; make certain investments; create or permit certain liens; create or permit restrictions on the ability of subsidiaries to pay dividends or make other distributions; enter into transactions with affiliates; enter into sale and leaseback transactions; engage in certain business activities; consolidate or merge; and engage in other activities customarily restricted in such agreements.  Certain of the covenants under the New Credit Agreement become less restrictive or cease to be effective upon Chemtura receiving a Public Debt Rating of at least BBB- by S&P and Baa3 by Moody’s and such rating shall not be accompanied by, in the case of S&P, a negative outlook, creditwatch negative or the equivalent thereof or in the case of Moody’s, a review for possible downgrade or the equivalent thereof.

A copy of the New Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On July 1, 2005, following the consummation of the Merger, Chemtura and certain of its domestic, wholly-owned subsidiaries, including Great Lakes Chemical Corporation (“Great Lakes”) and certain subsidiaries of Great Lakes, entered into supplemental indentures with the applicable trustees to the indentures governing Chemtura’s 6 1/8% Notes due 2006, Senior Floating Rate Notes due 2010, 9 7/8% Senior Notes due 2012, 7¾% Debentures due 2023, and 6 7/8% Debentures due 2026, and the indenture governing Great Lakes’ 7% Notes due 2009.

The supplemental indentures to the indentures governing Chemtura’s Senior Floating Rate Notes due 2010 and 9 7/8% Senior Notes due 2012 have been entered into by Chemtura, certain of Chemtura’s domestic, wholly-owned subsidiaries (including Great Lakes and certain subsidiaries of Great Lakes), and Wells Fargo Bank, National Association, as trustee.  The supplemental indentures provide for the unconditional, unsecured, joint and several guarantee by certain of Chemtura’s domestic, wholly-owned subsidiaries, including Great Lakes and certain subsidiaries of Great Lakes.  The guarantee will release as to a particular guarantor upon the conditions set forth in the supplemental indentures and the indentures, including (i) if the guarantor or substantially of all its assets are sold, subject to certain conditions, (ii) if Chemtura designates the guarantor an Unrestricted Subsidiary under the indentures, (iii) in the event of any legal defeasance or covenant defeasance or (iv) if the notes are paid in full.

The supplemental indenture to the indenture governing Great Lakes’ 7% Notes due 2009 has been entered into by Chemtura and certain of Chemtura’s domestic, wholly-owned subsidiaries (including Great Lakes and certain subsidiaries of Great Lakes) and J.P. Morgan Trust Company, National Association, as trustee.  The supplemental indenture provides for the unconditional, unsecured, joint and several guarantee by Chemtura and certain of Chemtura’s domestic, wholly-owned subsidiaries, including certain subsidiaries of Great Lakes.  The guarantee will automatically terminate as to a particular guarantor (except Chemtura) upon the release of that guarantor from its guarantee of Chemtura’s Senior Floating Rate Notes due 2010 and 9 7/8% Senior Notes due 2012, including in the event of repayment or redemption of such notes.  The supplemental indenture also provides that Chemtura will provide financial reports and information to the trustee in place of Great Lakes in satisfaction of the financial reporting covenant contained in the indenture.

The supplemental indenture to the indenture governing Chemtura’s 6 1/8% Notes due 2006, Senior Floating Rate Notes due 2010, 9 7/8% Notes due 2012, 7¾% Debentures due 2023, and 6 7/8% Debentures due 2026 has been entered into by Chemtura, certain of Chemtura’s domestic, wholly-owned subsidiaries (including Great Lakes and certain subsidiaries of Great Lakes) and Manufacturers and Traders Trust Company and U.S. Bank National Association, as trustees.  The supplemental indenture provides for the unconditional, unsecured, joint and several guarantee by certain of Chemtura’s domestic, wholly-owned subsidiaries, including Great Lakes and certain subsidiaries of Great Lakes.  The guarantee will automatically terminate as to a particular guarantor upon the release of that guarantor from its guarantee of Chemtura’s Senior Floating Rate Notes due 2010 and 9 7/8% Notes due 2012, including in the event of repayment or redemption of such notes.

Copies of the supplemental indentures described above are attached hereto as Exhibits 10.2 through 10.5 and are incorporated herein by reference.

Certain of the lenders under the New Credit Agreement and trustees under the supplemental indentures described above, and affiliates of such lenders and trustees, provide financial advisory, banking and related services to the Registrant or its subsidiaries from time to time and receive customary fees for such services.  Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, which are affiliates of certain lenders under and parties to the New Credit Agreement, were Chemtura’s financial advisors in connection with the Merger and received or will receive customary fees for such services.

Item 2.01    Completion of Acquisition or Disposition of Assets

On July 1, 2005, Copernicus Merger Corporation (“Merger Sub”), a wholly-owned subsidiary of Chemtura, merged (the “Merger”) with and into Great Lakes, with Great Lakes being the surviving corporation of the Merger and a wholly-owned subsidiary of Chemtura.  The Registrant changed its name to “Chemtura Corporation” in connection with the Merger.  The terms of the Merger are set forth in the Agreement and Plan of Merger, dated as of March 8, 2005 (the “Merger Agreement”), among Chemtura, Merger Sub and Great Lakes, which forms a part of, and is described in, the proxy statement and prospectus (the “Proxy Statement/Prospectus”) of Chemtura dated June 3, 2005 that has been filed with the Securities and Exchange Commission (File No. 333-123857).

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As required by the Merger Agreement and described in the Proxy Statement/Prospectus, on July 1, 2005, effective as of the effective time of the Merger, the size of Chemtura’s board of directors was increased to consist of 11 directors as follows:

•                  Class II Directors (to serve until Chemtura’s 2008 annual stockholder meeting):  Robert L. Wood, Nigel D. T. Andrews, Robert A. Fox and Mack G. Nichols;

•                  Class I Directors (to serve until Chemtura’s 2007 annual stockholder meeting):  Martin M. Hale, C. A. Piccolo and Bruce F. Wesson; and

•                  Class III Directors (to serve until Chemtura’s 2006 annual stockholder meeting):  James W. Crownover, Roger L. Headrick, Leo I. Higdon, Jr. and Jay D. Proops.

Messrs. Andrews, Crownover, Hale, Nichols and Proops are new members of Chemtura’s board of directors.  Each of them was a member of Great Lakes’ board of directors prior to the effective time of the Merger.

Patricia K. Woolf retired from Chemtura’s board of directors on July 1, 2005, effective immediately prior to the effective time of the Merger, in connection with the change in Chemtura’s board of directors that was required by the terms of the Merger Agreement.

The committees of Chemtura’s board of directors are as follows:

Audit Committee

Bruce F. Wesson, Chairman

Robert A. Fox

Martin M. Hale

C. A. Piccolo

Jay D. Proops

Organization, Compensation and Governance Committee

Robert L. Headrick, Chairman

Leo I. Higdon, Jr.

C. A. Piccolo

James W. Crownover

Nigel D. T. Andrews

Finance and Pension Committee

Leo I. Higdon, Jr., Chairman

Nigel D. T. Andrews

Martin M. Hale

Roger L. Headrick

Jay D. Proops

Safety, Health and Environmental Committee

Mack G. Nichols, Chairman

James W. Crownover

Robert A. Fox

Bruce F. Wesson

Additional information regarding the Merger, the Merger Agreement and the interests of certain of the above-named individuals in the Merger, is set forth in the Proxy Statement/Prospectus.

Item 8.01.    Other Events

On July 1, 2005, concurrent with the consummation of the Merger, Chemtura notified Global Bondholder Services Corporation, as information agent, tabulation agent and paying agent for Chemtura’s consent solicitation which expired on May 31, 2005, that each of the conditions set forth in the Consent Solicitation Statement, dated as of May 16, 2005, have been satisfied or waived, and that the provisions of the Supplemental Indenture dated as of May 31, 2005, to the indenture governing Chemtura’s 9 7/8% Senior Notes due 2012, and of the Supplemental Indenture dated as of May 31, 2005, to the indenture governing Chemtura’s Senior Floating Rate Notes due 2010, have become operative as of July 1, 2005.

Item 9.01.    Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements of Great Lakes Chemical Corporation as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 (incorporated by reference to Great Lakes’ Annual Report on Form 10-K, as amended, for the year ended December 31, 2004 (File No. 001-06450)).

Unaudited Consolidated Financial Statements of Great Lakes Chemical Corporation as of March 31, 2005 and for the quarters ended March 31, 2005 and 2004 (incorporated by reference to Great Lakes’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (File No. 001-06450)).

(b)                                 Pro Forma Financial Information.

Unaudited Pro Forma Combined Financial Information (incorporated by reference to pages F-1 through F-8 of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-123857)).

(c)                                  Exhibits.

Exhibit 2.1

Agreement and Plan of Merger, dated as of March 8, 2005, by and among the Registrant, Copernicus Merger Corporation and Great Lakes Chemical Corporation (incorporated by reference to the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-123857))

Exhibit 4.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant dated July 1, 2005

Exhibit 10.1	Credit Agreement, dated as of July 1, 2005, among the Registrant, the Lenders listed therein, Citibank, N.A., as Agent, and Bank of America, N.A., as Syndication Agent

Exhibit 10.2

Second Supplemental Indenture, dated as of July 1, 2005, to the Indenture dated as of August 16, 2004, among the Registrant, Great Lakes Chemical Corporation and certain of its subsidiaries and Wells Fargo Bank, National Association, as trustee (9 7/8% Senior Notes due 2012)

Exhibit 10.3

Second Supplemental Indenture, dated as of July 1, 2005, to the Indenture dated as of August 16, 2004, among the Registrant, Great Lakes Chemical Corporation and certain of its subsidiaries and Wells Fargo Bank, National Association, as trustee (Senior Floating Rate Notes due 2010)

Exhibit 10.4

Fourth Supplemental Indenture, dated as of July 1, 2005, to the Indenture dated as of February 1, 1993, among the Registrant, the guarantors signatory thereto, Manufacturers and Traders Trust Company, as trustee, and U.S. Bank National Association, as trustee

Exhibit 10.5

Supplemental Indenture, dated as of July 1, 2005, to the Indenture dated as of July 16, 1999, among Great Lakes Chemical Corporation, the Registrant, the guarantors signatory thereto and J.P. Morgan Trust Company, National Association, as trustee

Exhibit 23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Great Lakes Chemical Corporation

Exhibit 99.1	Press Release, dated July 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation

Date: July 1, 2005	By:	/s/ Barry J. Shainman
Name: Barry J. Shainman
Title: Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

Exhibit 2.1

Agreement and Plan of Merger, dated as of March 8, 2005, by and among the Registrant, Copernicus Merger Corporation and Great Lakes Chemical Corporation (incorporated by reference to the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-123857))

Exhibit 4.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant dated July 1, 2005

Exhibit 10.1	Credit Agreement, dated as of July 1, 2005, among the Registrant, the Lenders listed therein, Citibank, N.A., as Agent, and Bank of America, N.A., as Syndication Agent

Exhibit 10.2

Second Supplemental Indenture, dated as of July 1, 2005, to the Indenture dated as of August 16, 2004, among the Registrant, Great Lakes Chemical Corporation and certain of its subsidiaries and Wells Fargo Bank, National Association, as trustee (9 7/8% Senior Notes due 2012)

Exhibit 10.3

Second Supplemental Indenture, dated as of July 1, 2005, to the Indenture dated as of August 16, 2004, among the Registrant, Great Lakes Chemical Corporation and certain of its subsidiaries and Wells Fargo Bank, National Association, as trustee (Senior Floating Rate Notes due 2010)

Exhibit 10.4

Fourth Supplemental Indenture, dated as of July 1, 2005, to the Indenture dated as of February 1, 1993, among the Registrant, the guarantors signatory thereto, Manufacturers and Traders Trust Company, as trustee, and U.S. Bank National Association, as trustee

Exhibit 10.5

Supplemental Indenture, dated as of July 1, 2005, to the Indenture dated as of July 16, 1999, among Great Lakes Chemtura Corporation, the Registrant, the guarantors signatory thereto and J.P. Morgan Trust Company, National Association, as trustee

Exhibit 23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Great Lakes Chemical Corporation

Exhibit 99.1	Press Release, dated July 1, 2005